UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/24/2008

D&E COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-20709

Pennsylvania	23-2837108
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

124 East Main Street
P.O. Box 458
Ephrata, PA 17522-0458
(Address of principal executive offices, including zip code)

717-733-4101
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 24, 2008, the Board of Directors of D&E Communications, Inc. (the "Company") approved the establishment of short-term incentive compensation arrangements pursuant to the D&E Communications, Inc. Exempt Employee Short-Term Incentive Plan (the "2008 Short-Term Incentive Plan"), effective as of January 1, 2008. The 2008 Short-Term Incentive Plan is filed as an exhibit to this Current Report. The 2008 Short-Term Incentive Plan provides for the payment of cash bonuses to certain eligible employees of the Company, subject to the satisfaction of certain Company and individual performance measures, including achievement of a certain level of earnings before interest, taxes, depreciation and amortization (EBITDA). The amounts that could be earned by the named executive officers of the the Company if the threshold, target and optimum performance measures are set forth below. The percentages shown represent a percentage of each named executive officer's base salary as of the end of the performance term:

Name                                            Threshold                   Target         Optimum

James W. Morozzi

President and Chief Executive
Officer                                                10%                         40%                65%

Thomas E. Morell
Senior Vice President, Chief
Financial Officer, Secretary
and Treasurer                                      8%                         30%                 45%

W. Garth Sprecher

Senior Vice President and
Secretary*                                            0%                           0%                 0%

Albert H. Kramer

Senior Vice President,
Operations                                           8%                           30%              45%

Stuart L. Kirkwood, VP,

Engineering Operations                    6%                            20%               30%

*While Mr. Sprecher was a named executive officer in the Company's 2007 definitive Proxy Statement, Mr. Sprecher retired from his employment with the Company, effective November 1, 2007, and, therefore, is no longer a participant in the 2008 Short-Term Incentive Plan.

On January 24, 2008, the Board of Directors of the Company also approved the grant of performance restricted shares and stock options to certain employees of the Company pursuant to the 1999 Long-Term Incentive Plan of D&E Communications, Inc. (the "LTIP"), effective as of January 1, 2008 including the performance restricted shares and stock options granted as set forth below:

                                              Number of Performance                 Number of Shares Subject

Name                                            Restricted Shares                       to Granted Options

James W. Morozzi

President and Chief Executive
Officer                                                12,200                                        12,500

Thomas E. Morell

Senior Vice President, Chief
Financial Officer, Secretary
and Treasurer                                     3,925                                         11,580

W. Garth Sprecher

Senior Vice President and
Secretary*                                               0                                              0

Albert H. Kramer

Senior Vice President,
Operations                                           3,270                                         9,875

Stuart L. Kirkwood, VP,
Engineering Operations                    1,525                                         4,600

*While Mr. Sprecher was a named executive officer in the Company's 2007 definitive Proxy Statement, Mr. Sprecher retired from his employement with the Company, effective November 1, 2007, and, therefore, is no longer a participant in the LTIP.

Awards granted under the LTIP entitle a participant to receive a target number of shares of common stock based on the Company's attainment of predetermined goals over a specified performance period. The Board of Directors provided that the performance restricted shares granted on January 24, 2008 are conditioned upon the Company's attainment of certain net income goals and continued employment over a three year period beginning January 1, 2008.

The stock options will vest over a 3 year period, with one-third vesting at the end of each year in that period.

Item 9.01.    Financial Statements and Exhibits

Exhibit No. Description
99.1         D&E Communications, Inc. Exempt Employee Short-Term Incentive Plan

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D&E COMMUNICATIONS, INC.

Date: January 30, 2008	By:	/s/ Thomas E. Morell
Thomas E. Morell
Senior Vice President, Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit No.	Description
EX-99.1	D&E Communications, Inc. Exempt Employee Short-Term Incentive Plan